DocuSign Envelope ID: AE8AA34E-C47D-4F75-B72A-3CD1B21E6C7C

FOURTH AMENDMENT TO THE SERVICES AGREEMENT

This Fourth Amendment to The Services Agreement ("Fourth Amendment"), effective as of January 1, 2024 ("Effective Date"), is made by and between Hot Topic, Inc., a California corporation ("Hot Topic"), and Torrid LLC, a California limited liability company ("Torrid"). Capitalized terms used herein shall have the respective definitions set forth in the Services Agreement (as defined below).

RECITALS

WHEREAS, the Parties entered into the Services Agreement, dated August 1, 2019; as amended by the First Amendment, effective July 31, 2022; as further amended by the Second Amendment, effective September 28, 2022, as further amended by the Third Amendment, effective December 1, 2022 (collectively "Services Agreement"), whereby Torrid agreed to provide Hot Topic certain information technology services;

WHEREAS, the Parties wish to modify the information technology services Torrid provides Hot Topic under the Services Agreement;

NOW THEREFORE, Hot Topic and Torrid agree that the Services Agreement shall be amended as follows:

1. As of the Effective Date of this Fourth Amendment, the pricing table in Schedule 1 of the Services Agreement shall be deleted in its entirety and the following shall be included in its place:

		Hourly	Monthly	Annual
Internal	$	90	$ 15,600	$ 187,200
External	$	95	$ 16,520	$ 198,240

Applications/Infrastructure	Support L1	L2	L3	L4	Vendor IT	Torrid IT	Resource $	Projects	Proposed Transition Date
Merchandising, Sourcing, Allocation and Planning					0.5	0.5	$ 16,060	Need Basis	
JDA allocation - Planning	TD	TD	TD	TD					Duration of Agreement
JDA ETL Process - Joint	TD	TD	TD	TD					Duration of Agreement
Finance and HR					2	1	$ 48,640	Need Basis	
TM1/Certent	TD	TD	TD	TD					Duration of Agreement
Blackline	TD	TD	TD	TD					Duration of Agreement
Aspect	TD	TD	TD	TD					Duration of Agreement
Lawson	TD	TD	TD	TD					Duration of Agreement
Ascend	TD	TD	TD	TD					Duration of Agreement
Corp Misc. (MHC, Axway, Trintech etc...)	TD	TD	TD	TD					Duration of Agreement
Subtotal Application Resource Support							$ 64,700		
Infrastructure					0.5	1	$ 23,860	Need Basis	
Network/Database/Integrations	TD	TD	TD	TD					Duration of Agreement
Total Support & Infrastructure							$ 88,560		

2. Except as otherwise hereby amended, the Services Agreement is hereby ratified and confirmed in all other respects.

By signing in the space provided below, the Parties hereto have accepted and agreed to all of the terms and conditions hereof.

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DocuSign Envelope ID: AE8AA34E-C47D-4F75-B72A-3CD1B21E6C7C

HOT TOPIC, INC.

By: DocuSigned by: Gary Megson
3048C338AF2549B...

Name: Gary Megson

Title: Chief Technology Officer

Date: 12/11/2023

TORRID LLC

By: DocuSigned by:
5653DF5EC5F541D...

Name: Hyon Park

Title: CTO

Date: 12/11/2023

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3 DocuSign Envelope ID: AE8AA34E-C47D-4F75-B72A-3CD1B21E6C7C